SUPPLEMENT DATED JULY 31, 2002
                 TO PROSPECTUS DATED NOVEMBER 30, 2001 FOR
       THE KANSAS MUNICIPAL FUND * THE KANSAS INSURED INTERMEDIATE FUND
            THE NEBRASKA MUNICIPAL FUND * THE OKLAHOMA MUNICIPAL FUND

I. Last full paragraph on page 20 under Municipal Obligations is replaced with the following:

Each Fund (other than The Kansas Insured Intermediate Fund) has adopted a fundamental policy that, under normal market conditions, at least 80% of the Fund's assets will be invested in municipal securities that pay interest exempt from both federal and the relevant state's income taxes. These fundamental policies may not be changed without shareholder approval.